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Nasdaq:HMSY
Health Management Systems, Inc.
401 Park Avenue South
New York, New York 10016
(212) 685-4545
(212) 857-5004 (fax)


                                 PRESS RELEASE


Release:        January 31, 2003

Contact:        Kathy Arendt, Corporate Secretary
                (212) 857-5423
                (212) 857-5004 (fax)
                E-Mail: invest@hmsy.com
                http://www.hmsy.com


               Announcement from Health Management Systems, Inc.


New York, NY, January 31, 2003-Health Management Systems, Inc. (Nasdaq: HMSY) announced today that it had received an administrative subpoena from the United States Attorney's Office for the Southern District of New York. The subpoena seeks the production of certain documents from January 1982 to present relating to medical reimbursement claims submitted to Medicare and other healthcare programs by the Company on behalf of a significant client in the Provider Services Division. The United States Attorney's Office has not asserted any violations of law or applicable healthcare regulations by either the Company or the client. The Company's services are subject to regulation pertaining to billing for Medicare and Medicaid services, which primarily involve record keeping requirements and other provisions designed to prevent unauthorized payments.

The Company intends to cooperate fully with the investigation.
However, the Company is not able at this time to give any assurances as to the duration or outcome of the investigation or as to the effect that any proceedings that may be brought by the government may have on the Company's business.

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     HMSY furnishes information-based revenue enhancement and business office outsourcing services to healthcare providers and payors. We help our clients increase revenue, accelerate reimbursement and reduce operating and administrative costs.

Nasdaq:HMSY
Health Management Systems, Inc.
401 Park Avenue South
New York, New York 10016
(212) 685-4545
(212) 857-5004 (fax)


                                 PRESS RELEASE

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the ability of HMSY to contain costs in view of its revised revenue outlook, to grow internally or by acquisition and to integrate acquired businesses into the HMSY group of companies; (iii) the uncertainties of litigation; (iv) HMSY's dependence on significant customers; (v) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY's business; (vi) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vii) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (viii) all the risks inherent in the development, introduction, and implementation of new products and services; and other factors both referenced and not referenced in this press release. When used in this release, the words "focus," "believe," "confident," "strong," "potential," and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

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